SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the

                        Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): February 25, 2006

                                      CWT

                                  (Depositor)

(Issuer in respect of Countrywide Alternative Loan Trust, Mortgage Pass-Through

                (Exact name of registrant as specified in charter)

Delaware                      33-63714                      95-4449516
(State or other               (Commission File No.)         (I.R.S. Employer
    jurisdiction of                                         Identification No.)
    organization)



, , N/A                                                     91110-7137
(Address of principal executive offices)                    (Zip Code)


Registrant's Telephone Number, including area code: (818)-304-4428

                                 Not Applicable
              (Former name, former address and former fiscal year,
                          if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[]Written communications pursuant to Rule 425 under the Securities Act (17
  CFR 230.425)
[]Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
  CFR 240.14a-12)
[]Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
  Act (17 CFR 240.14d-2(b))
[]Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
  Act (17 CFR 240.13e-4(c))

                    Section 8 - Other Events

  Item 8.01  Other Events

                    Section 9 - Financial Statements and Exhibits

  Item 9.01  Financial Statements and Exhibits

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: February 25, 2006


                                      CWT


                          By: /s/ Cirino Emanuele
                              ------------------------------
                          Name:   Cirino Emanuele
                                  Assistant Vice President
                                  The Bank of New York,
                                  as Trustee

                                 EXHIBIT INDEX



Exhibit


99                  Monthly Remittance Statement dated February 25, 2006


                             Payment Date: 02/25/06


          ------------------------------------------------------------
                             Countrywide Home Loans
 Countrywide Alternative Loan Trust, Mortgage Pass-Through Certificates, Series
          ------------------------------------------------------------

Class Information                                Current Payment Information

----------------------------------------------------------------------------------------------------------------------------------
                                 Beginning       Pass Thru     Principal       Interest      Total           Principal  Interest
Type       Class Code   Name     Cert. Bal.      Rate          Dist. Amt.      Dist. Amt.    Dist.           Losses     Shortfalls
----------------------------------------------------------------------------------------------------------------------------------
Senior                  A1        275,572,846.69    4.049317%             0.00    929,901.50      929,901.50       0.00       0.00
                        A2        114,822,685.01    4.049317%             0.00    387,461.20      387,461.20       0.00       0.00
                        A3         68,893,211.67    3.681197%             0.00    248,222.35      248,222.35       0.00       0.00
                        C         504,330,301.84    0.000000%             0.00          0.00            0.00       0.00       0.00
                        P                 100.00    0.000000%             0.00          0.00            0.00       0.00       0.00
Residual                AR                  0.00    0.000000%             0.00          0.00            0.00       0.00       0.00
----------------------------------------------------------------------------------------------------------------------------------
Subordinate             M1          8,327,000.00    3.681197%             0.00     28,098.89       28,098.89       0.00       0.00
                        M2          7,066,000.00    3.681197%             0.00     23,843.73       23,843.73       0.00       0.00
                        M3         12,113,000.00    3.681197%             0.00     40,874.48       40,874.48       0.00       0.00
                        M4          5,551,000.00    3.681197%             0.00     18,731.47       18,731.47       0.00       0.00
                        M5          3,785,000.00    3.681197%             0.00     12,772.22       12,772.22       0.00       0.00
                        M6          3,533,000.00    3.681197%             0.00     11,921.86       11,921.86       0.00       0.00
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
Totals          -        -        1,003,994,145.22     -                    0.00  1,701,827.70    1,701,827.70     -          -
----------------------------------------------------------------------------------------------------------------------------------
Class Information

--------------------------------------------------------------------------------
                                             Ending Cert.          Unpaid
Type             Class Code     Name         Notional Bal.         Interest
--------------------------------------------------------------------------------
Senior                          A1        275,572,846.69              0.00
                                A2        114,822,685.01              0.00
                                A3         68,893,211.67              0.00
                                C         505,172,585.42              0.00
                                P                 100.00              0.00
Residual                        AR                  0.00              0.00
--------------------------------------------------------------------------------
Subordinate                     M1          8,327,000.00              0.00
                                M2          7,066,000.00              0.00
                                M3         12,113,000.00              0.00
                                M4          5,551,000.00              0.00
                                M5          3,785,000.00              0.00
                                M6          3,533,000.00              0.00
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Totals            -              -        1,004,836,428.80   -
--------------------------------------------------------------------------------

                             Payment Date: 02/25/06


          ------------------------------------------------------------
                             Countrywide Home Loans
 Countrywide Alternative Loan Trust, Mortgage Pass-Through Certificates, Series
          ------------------------------------------------------------

Class Information                                Current Payment Information

                                                      Factors per $1,000

------------------------------------------------------------------------------------------------------------------------
                                   Beginning     Pass Thru    CUSIP       Principal     Interest    Ending Cert./
Type        Class Code    Name   Cert. Bal.(Face)  Rate       Numbers       Dist.         Dist.     Notional Bal.
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
Senior                     A1    275,572,846.69     4.049317% 12668AN27     0.000000      3.368818    998.336594
                           A2    114,822,685.01     4.049317% 12668AN35     0.000000      3.368818    998.336594
                           A3     68,893,211.67     3.681197% 12668AN43     0.000000      3.597008    998.336594
                           C     504,330,301.84     0.000000% 12668AP41     0.000000      0.000000  1,000.892747
                           P             100.00     0.000000% 12668AP58     0.000000      0.000000  1,000.000000
Residual                   AR              0.00     0.000000% 12668AN50     0.000000      0.000000      0.000000
------------------------------------------------------------------------------------------------------------------------
Subordinate                M1      8,327,000.00     3.681197% 12668AN68     0.000000      3.374431  1,000.000000
                           M2      7,066,000.00     3.681197% 12668AN76     0.000000      3.374431  1,000.000000
                           M3     12,113,000.00     3.681197% 12668AN84     0.000000      3.374431  1,000.000000
                           M4      5,551,000.00     3.681197% 12668AN92     0.000000      3.374431  1,000.000000
                           M5      3,785,000.00     3.681197% 12668AP25     0.000000      3.374431  1,000.000000
                           M6      3,533,000.00     3.681197% 12668AP33     0.000000      3.374431  1,000.000000
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
Totals       -             -     1,003,994,145.22       -            -           -             -           -
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------

          ------------------------------------------------------------
                             Countrywide Home Loans
 Countrywide Alternative Loan Trust, Mortgage Pass-Through Certificates, Series
          ------------------------------------------------------------

--------------------------------------------------------------------------------
                             COLLATERAL INFORMATION
--------------------------------------------------------------------------------

                                           Total
                                           -----
Prin balance       505,172,585.42   505,172,585.42
Loan count                    799              799
Avg loan rate           6.448311%             6.45
Prepay amount          169,592.26       169,592.26

--------------------------------------------------------------------------------
                                FEES AND ADVANCES
--------------------------------------------------------------------------------

                                           Total
                                           -----
Master serv fees       157,603.22       157,603.22
Sub servicer fees            0.00             0.00
Trustee fees             3,782.48         3,782.48


Agg advances                  N/A              N/A
Adv this period         69,626.25        69,626.25

--------------------------------------------------------------------------------
                          LOSSES & INSURANCE COVERAGES
--------------------------------------------------------------------------------

                                           Total
                                           -----
Realized losses              0.00             0.00
Cumulative losses            0.00             0.00

Coverage Amounts                           Total
----------------                           -----
Bankruptcy                   0.00             0.00
Fraud               10,094,439.93    10,094,439.93
Special Hazard               0.00             0.00


                         Aggregate Certificate Information
   -----------------------------------------------------------------------------
   Class            Aggregate           Aggregate                     Aggregate
   Type            Percentage           Prepay Pct.              End Cert. Bal.
   -----------------------------------------------------------------------------
   Senior           95.978562%           100.000000%            963,619,145.22
   -----------------------------------------------------------------------------
   Junior            4.021438%             0.000000%             40,375,000.00
   -----------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          DELINQUENCY INFORMATION
--------------------------------------------------------------------------------
Period                             Loan Count    Ending Stated Balance
------                             ----------    ---------------------
30 to 59 days                          25                16,541,708.49
60 to 89 days                           5                 4,264,955.24
90 or more                              0                         0.00
Foreclosure                             0                         0.00

Totals:                                30                20,806,663.73
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                REO INFORMATION
--------------------------------------------------------------------------------
   REO Date        Loan Number     Ending Stated Balance          Book Value
   --------        -----------     ---------------------          ----------
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   Totals:                              0                            N/A

Current Total Outstanding Balance:                                      0.00
Current Total Outstanding Number of Loans:                                 0

--------------------------------------------------------------------------------
                               OTHER INFORMATION
--------------------------------------------------------------------------------
                                  Amount/Withdrawal     Total/Ending Bal.
                                  -----------------     -----------------
Available remittance amount            1,701,827.70          1,701,827.70
Principal remittance amount                    0.00                  0.00
Interest remittance amount             1,701,827.70          1,701,827.70